UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2006


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                   001-14431                  95-4676679
(State or other jurisdiction of       (Commission              (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

        630 East Foothill Blvd.
         San Dimas, California                                       91773
    (Address of principal executive                                (Zip Code)
               offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                   001-12008                 95-1243678
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

        630 East Foothill Blvd.
         San Dimas, California                                       91773
    (Address of principal executive                                (Zip Code)
               offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD


Item 7.01.      Regulation FD Disclosure

On January 10, 2006 American States Water Company announced that the California Public Utilities Commission ("CPUC") approved rate increases for Region II and Region I customer service areas of its Golden State Water Company ("GSWC") unit effective January 1, 2006. The authorized rate increases will provide GSWC additional annual revenues of approximately $5,168,500 for Region II and $537,300 for Region I. The increase for Region II represents the third year of a three-year General Rate Case increase approved by the CPUC in 2004. The increase in Region I is the second year of a three-year rate increase approved by the CPUC in 2005.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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                  Section 9 - Financial Statement and Exhibits


Item 9.01.      Financial Statements and Exhibits


Exhibit No.             Description
-----------             -----------
99.1                    Press Release: American States Water Company Announces
                        Approval by CPUC of Rate Increases


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AMERICAN STATES WATER COMPANY

Date: January 10, 2006                             /s/ Robert J. Sprowls
                                             -----------------------------------
                                                      Robert J. Sprowls
                                             Sr. Vice President, Chief Financial
                                               Officer, Treasurer and Corporate
                                                        Secretary

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